                                ING EQUITY TRUST

                        ING PRINCIPAL PROTECTION FUND IV

             STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 7, 2002

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Prospectuses dated June 7, 2002, for Class A, Class B, Class C and Class Q shares of the ING Principal Protection Fund IV (the "Fund"). The Fund is a series of the ING Equity Trust ("Trust"). Capitalized terms not defined herein are used as defined in the Prospectuses. The Trust is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. This SAI relates to the Class A, Class B, Class C and Class Q shares of the Fund.

A free copy of the Fund's Class A, Class B, Class C and Class Q shares Prospectuses is available upon request by writing to the Fund at: 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, or by calling: 1-800-992-0180.

                                TABLE OF CONTENTS

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GENERAL INFORMATION                                                          3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES                              3
INVESTMENT TECHNIQUES AND RISK FACTORS                                       5
OTHER CONSIDERATIONS                                                         18
THE ASSET ALLOCATION PROCESS                                                 18
MANAGEMENT OF THE FUND                                                       21
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                          32
INVESTMENT ADVISER                                                           32
THE FINANCIAL GUARANTY AGREEMENT                                             35
ADMINISTRATIVE SERVICES AGREEMENT                                            35
EXPENSE LIMITATION AGREEMENT                                                 36
CUSTODIAN                                                                    36
THE FUND'S FINANCIAL GUARANTOR                                               37
TRANSFER AGENT                                                               37
INDEPENDENT AUDITORS                                                         37
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS                          37
RULE 12B-1 PLAN                                                              37
OTHER EXPENSES                                                               40
CODE OF ETHICS                                                               40
PURCHASE AND REDEMPTION OF SHARES                                            40
DEALER COMMISSIONS AND OTHER INCENTIVES                                      45
BROKERAGE ALLOCATION AND TRADING POLICIES                                    46
DETERMINATION OF SHARE PRICE                                                 47
SHAREHOLDER INFORMATION                                                      48
SHAREHOLDER SERVICES AND PRIVILEGES                                          49
DISTRIBUTIONS                                                                51
TAX STATUS                                                                   52
PERFORMANCE INFORMATION                                                      53
LEGAL COUNSEL                                                                54
REPORTS TO SHAREHOLDERS                                                      54

                               GENERAL INFORMATION

Organization. The Trust is a Massachusetts business trust registered as an open-end, diversified management investment company. The Trust was organized in June of 1998. On March 1, 2002, the name of the Trust was changed from "Pilgrim Equity Trust" to "ING Equity Trust."

Series and Classes. Although the Trust currently offers multiple series, this SAI applies only to Class A, Class B, Class C and Class Q shares of the Fund. The Board of Trustees ("Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of the Fund are classified into four classes: Class A, Class B, Class C and Class Q. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege, if any, of each class.

Capital Stock. The Fund's shares are fully paid and nonassessable when issued. The Fund's shares have no preemptive or conversion rights, except that Class B shares automatically convert to Class A shares after eight years. Each share of the Fund has the same rights to share in dividends declared by the Fund. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights. Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on those matters submitted, except matters affecting only interests of one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees, in which event the holders of the remaining shares will be unable to elect any person as a Trustee.

The Trust's charter may be amended if the amendment is declared advisable by the Trustees and approved by the shareholders of the Trust by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The Trustees may also amend the charter without the vote or consent of Shareholders if they deem necessary to conform the charter to applicable federal or state laws, change the name of the Trust or make other changes that do not materially adversely affect the rights of shareholders.

1940 Act Classification. The Fund is a diversified, open-end management investment company, as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

Certain investment policies of the Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without approval by the holders of the lesser of (a) 67% of the shares of the Fund present at a shareholders' meeting if the holders of more than 50% of the shares then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, the Fund will not:

    (1) Issue any senior security (as defined in the 1940 Act), except that (i) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;

    (2) Borrow money, except that (a) the Fund may enter into certain futures contracts and, during the Index Plus LargeCap Period, options related thereto;
(b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) the Fund may borrow money for temporary or emergency purposes in amounts not exceeding 15% of the value of its total assets at the time when the loan is made; and (d) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings.

    (3) Act as an underwriter of securities except to the extent that, in connection with the disposition of securities by the Fund for its portfolio, the Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933, as amended (the "1933 Act").

    (4) Purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts ("REITs"), which deal in real estate or interests therein; or (ii) during the Index Plus LargeCap Period, the Fund may acquire real estate as a result of ownership of securities or other interests (this could occur, for example, if the Fund holds a security that is collateralized by an interest in real estate and the security defaults).

    (5) Make loans, except that, to the extent appropriate under its investment program, the Fund may purchase bonds, debentures or other debt securities, including short-term obligations; enter into repurchase transactions; and, during the Index Plus LargeCap Period, lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

    (6) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into futures contracts and related options; and may engage in transactions on a when-issued or forward commitment basis.

    (7) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer excluding securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or purchase more than 10% of the outstanding voting securities of any issuer.

    (8) Concentrate its investments in any one industry except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. This limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

Where the Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time of purchase, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment, or any other change.

The Fund also has adopted certain other investment policies and restrictions reflecting the current investment practices of the Fund, which may be changed by the Board and without shareholder vote. Under such policies and restrictions, the Fund will not:

    (1) Mortgage, pledge or hypothecate its assets except in connection with loans of securities as described in (4) above, borrowings as described in (1) above, and permitted transactions involving options, futures contracts and options on such contracts.

    (2) Invest in companies for the purpose of exercising control or management.

    (3) Make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

    (4) Invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof);

    (5) Purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

    (6) Invest more than 10% of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, considered by the investment manager and/or sub-adviser to be of comparable quality).

                     INVESTMENT TECHNIQUES AND RISK FACTORS

The Fund will be managed by Aeltus Investment Management, Inc. ("Aeltus" or "Sub-Adviser") subject to oversight by the investment manager ING Investments, LLC, as described more fully in the "Investment Management" section below.

Use of Futures and Other Derivative Instruments During the Guarantee Period

During the Guarantee Period, the Fund may use certain derivative instruments, described below and in the Prospectus, as a means of achieving its investment objective. The Fund may invest up to 30% of its assets in lower risk derivatives for hedging or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs.

The following provides additional information about those derivative instruments the Fund may use during the Guarantee Period.

Futures Contracts. The Fund may enter into futures contracts subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Options Contracts." During the Guarantee Period, the Fund will only enter into futures contracts on the S&P 500 Index and U.S. Treasury securities.

The Fund may purchase and sell futures contracts under the following conditions:
(a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets at market value at the time of entering into a contract, (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts, and (c) the notional value of all U.S. Treasury futures shall not exceed 50% of the market value of all corporate bonds, U.S. Treasury Notes and U.S. Agency Notes.

Additional Information Regarding the Use of Futures. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date.

There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to the Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the instruments or securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of future contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by the Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in the Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to the Fund. These daily payments to and from the Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, the Fund will mark-to-market the current value of its open futures contracts. The Fund expects to earn interest income on its initial margin deposits.

When the Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby ensuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

STRIPS, CATS, TIGRs and TRs. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities), CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts) and TRs (Generic Treasury Receipts). These securities are created by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. These securities generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. These securities tend to be subject to the same risks as zero coupon securities. The market prices of these securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. (For additional information, see "Additional Investment Techniques and Risk Factors During the Guarantee Period -- Zero Coupon Securities" below.)

Use of Options, Futures and Other Derivative Instruments During the Index Plus LargeCap Period

During the Index Plus LargeCap Period, the Fund may use certain derivative instruments, described below and in the Prospectus, as a means of achieving its investment objective. For purposes other than hedging, the Fund will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters.

Derivatives that may be used by the Fund include forward contracts, swaps, structured notes, futures and options. The Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes, or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Asset-backed securities other than those described in the preceding paragraph, STRIPS and forward exchange contracts are not subject to this 30% limitation.

The following provides additional information about those derivative instruments the Fund may use during the Index Plus LargeCap Period.

Futures Contracts. The Fund may enter into futures contracts and options thereon subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Option Contracts." The Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and standardized as to maturity date and underlying financial instrument. (For additional information regarding the Fund's use of futures contracts during the Index Plus LargeCap Period, see "Additional Information Regarding the Use of Futures" above.)

The Fund can buy and write (sell) options on futures contracts. The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets at market value at the time of entering into a contract and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. See "Call and Put Options" below for additional restrictions.

Call and Put Options. The Fund may purchase and write (sell) call options and put options on securities, indices and futures as discussed in the Prospectuses, subject to the restrictions described in this section and under "Additional Restrictions on the Use of Futures and Options Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. The Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of Aeltus.

The Fund is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. The Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. The Fund may not buy put options if more than 3% of its assets immediately following such purchase would consist of put options. The Fund may purchase call and sell put options on equity securities only to close out positions previously opened. The Fund will not write a call option on a security unless the call is "covered" (i.e., it already owns the underlying security). Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the call remains outstanding. This restriction does not apply to the writing of calls on securities indices or futures contracts. The Fund will not write call options on when-issued securities. The Fund purchases call options on indices primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. The Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

The Fund may write calls on securities indices and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that the Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, the Fund might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by the Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

The Fund may purchase put options when Aeltus believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect the Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by the Fund for writing call options will be recorded as a liability in the SAI of assets and liabilities of the Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by the Fund when purchasing a put option will be recorded as an asset in the SAI of assets and liabilities of the Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect a closing transaction at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. The Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Foreign Futures Contracts and Foreign Options. The Fund may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association ("NFA") nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies. The Fund may write and purchase calls on foreign currencies. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transaction costs. A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

Forward Exchange Contracts. The Fund may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. The Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. The Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

The Fund may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity of a forward exchange contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Fund of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Swap Transactions. The Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with the Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, the Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to the Fund's swap transactions on an ongoing basis.

The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. The average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

The collateral behind certain asset-backed securities (such as CARs and CARDs) tends to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on asset-backed securities is lower than the interest rates paid on the loans included in the underlying pool, by the amount of the fees paid to the pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

STRIPS. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. (For additional information, see "Additional Investment Techniques and Risk Factors During the Index Plus LargeCap Period - Zero Coupon and Pay-in-Kind Securities" below.)

Additional Restrictions on the Use of Futures and Options Contracts

CFTC regulations require that to prevent the Fund from being a commodity pool, the Fund enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, the Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by it in the cash market. With respect to futures contracts or related options that are entered into during the Index Plus LargeCap Period for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of the Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Additional Risk Factors in Using Derivatives

In addition to any risk factors which may be described elsewhere in this section, or in the Prospectus, the following sets forth certain information regarding the potential risks associated with the Fund's transactions in derivatives.

Risk of Imperfect Correlation. The Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlates with movements in the value of the assets being hedged. If the value of the assets being hedged does not move in the same amount or direction as the underlying security or index, the hedging strategy for the Fund might not be successful and it could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the Fund will establish a futures or option position only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund which could require it to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements. Investments in futures contracts on fixed income securities and related indices involve the risk that if the judgment of Aeltus concerning the general direction of interest rates is incorrect, the overall performance of the Fund may be poorer than if it had not entered into any such contract. For example, if the Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits. Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Trust does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Fund.

Counterparty Risk. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Additional Investment Techniques and Risk Factors During the Guarantee Period

Foreign Securities. The Fund may invest in depositary receipts of foreign companies included in the S&P 500. Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

Zero Coupon Securities. The Fund may invest in U.S. Treasury or agency zero coupon securities maturing on or within 90 days preceding the Guarantee Maturity Date. U.S. Treasury or agency zero coupon securities shall be limited to non-callable, non-interest bearing obligations and shall include STRIPS, CATS, TIGRs and TRs. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Real Estate Securities. The Fund may invest in real estate securities through interests in REITs, provided the REIT is included in the S&P 500. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, or both. Investing in stocks of real estate-related companies presents certain risks that are more closely associated with investing in real estate directly than with investing in the stock market generally, including: periodic declines in the value of real estate, generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (e.g. zoning laws) that impair the rights of real estate owners; and adverse developments in the real estate industry.

Corporate Bonds. The Fixed Component may consist of non-callable corporate bonds, provided that no less than 40% of the Fund's assets are allocated to the Equity Component. Any corporate bond purchased must mature on a date no more than three years before or after the Guarantee Maturity Date. In addition, each such bond must be rated AA- or higher by S&P or Aa3 or higher by Moody's, provided that if both S&P and Moody's have issued a rating on the security, such rating shall be no less than AA-/Aa3. If a corporate bond is downgraded below this level, Aeltus shall divest the security within 15 business days following the public announcement of such downgrade. No more than 2% of the Fund's assets shall be invested in corporate debt securities of any issuer or its affiliates at the time of investment therein.

Additional Investment Techniques and Risk Factors During the Index Plus LargeCap Period

The investment techniques discussed in this section of the SAI are discretionary, which means that the Investment Manager or Sub-Adviser can decide whether to use them or not.

Repurchase Agreements. The Fund may enter into repurchase agreements with respect to its portfolio securities. Such agreements may be considered to be loans by the Fund for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Manager will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk, the Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of the Fund.

Variable Rate Demand and Floating Rate Instruments. The Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by the Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. The Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by the Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

Foreign Securities. The Fund may invest in foreign securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Trust might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts ("ADRs"), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts ("EDRs"), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts ("GDRs"), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

High-Yield Bonds. The Fund may invest in high-yield bonds, subject to the limits described above and in the Prospectus. High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's and S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by Aeltus. These securities include:

         (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;

         (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

         (c) any securities convertible into any of the foregoing.

Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in the Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing the Fund's objectives, Aeltus seeks to identify situations in which Aeltus believes that future developments will enhance the creditworthiness and the ratings of the issuer.

Some of the risks associated with high-yield bonds include:

Sensitivity to Interest Rate and Economic Changes. High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment-grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and the Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations. High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks. Some issuers of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

Limitations of Credit Ratings. The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of the Fund's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.

Zero Coupon and Pay-in-Kind Securities. The Fund may invest in zero coupon securities and pay-in-kind securities. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

Convertibles. The Fund may invest in convertible securities. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Real Estate Securities. The Fund may invest in real estate securities, including REITs, real estate development, real estate operating companies, and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both. The Fund will invest in REITs only to the extent that they are included in the S&P 500.

Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

Equity Securities of Smaller Companies. The Fund may invest in equity securities issued by U.S. companies with smaller market capitalizations. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies. Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.

Supranational Agencies. The Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Borrowing. The Fund may borrow up to 15% of the value of its total assets from a bank for temporary or emergency purposes. The Fund may borrow for leveraging purposes only if after the borrowing, the value of the Fund's net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of the Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds. The Fund does not intend to borrow for leveraging purposes, except that it may invest in leveraged derivatives which have certain risks as outlined above.

Additional Investment Techniques and Risk Factors During Both the Guarantee Period and the Index Plus LargeCap Period

Illiquid Securities. The Fund may invest in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Securities that may be resold under Rule 144A under the Securities Act of 1933, as amended ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. Aeltus shall determine whether a particular security is deemed to be illiquid based on the trading markets for the specific security and other factors. Illiquid securities will not exceed 15% of net assets of the Fund during the Guarantee Period and will not exceed 10% of net assets of the Fund during the Index Plus LargeCap Period.

Bank Obligations. The Fund may invest in obligations issued by domestic banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit).

                              OTHER CONSIDERATIONS

Acceptance of Deposits During Guarantee Period

The Fund reserves the right to accept additional deposits during the Guarantee Period and to discontinue this practice at its discretion at any time.

                          THE ASSET ALLOCATION PROCESS

In pursuing the Fund's investment objective during the Guarantee Period, Aeltus looks to allocate assets among the Equity Component and the Fixed Component. The allocation of assets depends on a variety of factors, including, but not limited to, the then prevailing level of interest rates, equity market volatility, the market value of the Fund assets, and the Guarantee Maturity Date. If interest rates are low (particularly at the inception of the Guarantee Period), Fund assets may be largely invested in the Fixed Component in order to increase the likelihood of meeting the investment objective. In addition, if during the Guarantee Period the equity markets experience a major decline, the Fund's assets may become largely or entirely invested in the Fixed Component in order to increase the likelihood of meeting the investment objective.

The initial allocation of Fund assets between the Equity Component and the Fixed Component will be determined principally by the prevailing level of interest rates. If at the inception of the Guarantee Period interest rates are low, more assets may have to be allocated to the Fixed Component. Aeltus will monitor the allocation of the Fund's assets on a daily basis.

The asset allocation process will also be affected by Aeltus' ability to manage the Fixed Component. If the Fixed Component provides a return better than that assumed by Aeltus' proprietary model, fewer assets would have to be allocated to the Fixed Component. On the other hand, if the performance of the Fixed Component is poorer than expected, more assets would have to be allocated to the Fixed Component, and the ability of the Fund to participate in any subsequent upward movement in the equity market would be limited.

The process of asset reallocation results in additional transaction costs such as brokerage commissions. The Fund will likely incur increased transactional costs during periods of high volatility. To moderate such costs, Aeltus has built into its proprietary model a factor that will require reallocations only when Equity Component and Fixed Component values have deviated by more than certain minimal amounts since the last reallocation.

                             MANAGEMENT OF THE FUND

Set forth in the table below is information about each Trustee of the Fund.

                                                                                            NUMBER OF
                                                 TERM OF                                  PORTFOLIOS IN
                                                OFFICE AND                                 FUND COMPLEX
                               POSITION(S)      LENGTH OF     PRINCIPAL OCCUPATION(S)      OVERSEEN BY     OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE         HELD WITH FUND   TIME SERVED(1) DURING THE PAST 5 YEARS        TRUSTEE(2)      HELD BY TRUSTEE
---------------------         --------------   ------------   -----------------------        --------        ---------------
INDEPENDENT TRUSTEES

PAUL S. DOHERTY                  Trustee       10-29-99 to   Retired. Mr. Doherty was           106        Mr. Doherty is a Trustee
7337 E. Doubletree Ranch Rd.                   Present       formerly President and                        of the GCG Trust
Scottsdale, Arizona 85258                                    Partner, Doherty, Wallace,                    (February 2002 to
Age:  68                                                     Pillsbury and Murphy, P.C.,                   present)
                                                             Attorneys (1996-2001);
                                                             Director of Tambrands, Inc.
                                                             (1993-1998); and Trustee of
                                                             each of the funds managed
                                                             by Northstar Investment
                                                             Management Corporation
                                                             (1993-1999).
J. MICHAEL EARLEY                Trustee       2-22-02 to    President and Chief                106        Mr. Earley is a Trustee
Bankers Trust Company, N.A.                    Present       Executive Officer of                          of the GCG Trust (1997
665 Locust Street                                            Bankers Trust Company, N.A.                   to present).
Des Moines, IA 50304                                         (1992 to present).
Age:  57

R. BARBARA GITENSTEIN            Trustee       2-22-02 to    President of the College of        106        Dr. Gitenstein is a
College of New Jersey                          Present       New Jersey (1999 to                           Trustee of the GCG Trust
P.O. Box 7718                                                present); Executive Vice                      (1997 to present).
Ewing, NJ 08628                                              President and Provost at
Age:  54                                                     Drake University (1992 to
                                                             1998).

WALTER H. MAY                    Trustee       10-29-99 to   Retired.  Mr. May was              106        Mr. May is a Trustee of
7337 E. Doubletree Ranch Rd.                   Present       formerly Managing Director                    the Best Prep Charity
Scottsdale, Arizona 85258                                    and Director of Marketing                     (1991 to present) and
Age:  65                                                     for Piper Jaffray, Inc., an                   the GCG Trust (February
                                                             investment                                    2002 to present)
                                                             banking/underwriting firm.
                                                             Mr. May was formerly a
                                                             Trustee of each of the
                                                             funds managed by Northstar
                                                             Investment Management
                                                             Corporation (1996-1999).

------------------
(1) Directors/Trustees serve until their successors are duly elected and qualified.

(2)  The ING Funds Complex is comprised of a total of 30 investment companies.

                                                                                            NUMBER OF
                                                 TERM OF                                  PORTFOLIOS IN
                                                OFFICE AND                                 FUND COMPLEX
                               POSITION(S)      LENGTH OF     PRINCIPAL OCCUPATION(S)      OVERSEEN BY     OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE         HELD WITH FUND   TIME SERVED(1) DURING THE PAST 5 YEARS        TRUSTEE(2)      HELD BY TRUSTEE
---------------------         --------------   ------------   -----------------------        --------        ---------------
JOCK PATTON                      Trustee       8-28-95 to    Private Investor.  Mr.             106        Mr. Patton is a Trustee
7337 E. Doubletree Ranch Rd.                   Present       Patton was formerly                           of the GCG Trust
Scottsdale, Arizona 85258                                    Director and Chief                            (February 2002 to
Age:  56                                                     Executive Officer of                          present).  He is also
                                                             Rainbow Multimedia Group,                     Director of Hypercom
                                                             Inc. (January 1999                            Corporation (since
                                                             -December 2001) Director of                   January 1999); JDA
                                                             Stuart Entertainment, Inc.;                   Software Group, Inc.
                                                             Director of Artisoft, Inc.                    (since January 1999);
                                                             (1994-1998); President and                    Buick of Scottsdale,
                                                             co-owner of StockVal, Inc.                    Inc., National Airlines,
                                                             (November 1992 to June                        Inc.; BG Associates,
                                                             1997) and a Partner and                       Inc.; BK Entertainment,
                                                             Director at Streich, Lang                     Inc.; and Arizona
                                                             P.A. (1972-1993).                             Rotorcraft, Inc.

DAVID W.C. PUTNAM                Trustee       10-29-99 to   President and Director of          106        Mr. Putnam is a Trustee
7337 E. Doubletree Ranch Rd.                   Present       F.L. Putnam Securities                        of the GCG Trust
Scottsdale, Arizona 85258                                    Company, Inc. and its                         (February 2002-Present)
Age:  62                                                     affiliates.  Mr. Putnam is                    and Director of F.L.
                                                             also President, Secretary                     Putnam Securities
                                                             and Trustee of The                            Company, Inc. (June
                                                             Principled Equity Market                      1978-Present); F.L.
                                                             Fund.  Mr. Putnam was                         Putnam Investment
                                                             formerly a Director/Trustee                   Management Company
                                                             of Trust Realty Corp.;                        (December 2001-Present);
                                                             Anchor Investments Trust;                     Asian American Bank and
                                                             Bow Ridge Mining Company                      Trust Company (June
                                                             and each of the funds                         1992-Present); and Notre
                                                             managed by Northstar                          Dame Health Care Center
                                                             Investment Management                         (1991-Present).  He is
                                                             Corporation (1994-1999).                      also a Trustee of the
                                                                                                           Principled Equity Market
                                                                                                           Fund (November
                                                                                                           1996-Present);
                                                                                                           Progressive Capital
                                                                                                           Accumulation Trust
                                                                                                           (August 1998-Present);
                                                                                                           Anchor International Bond
                                                                                                           Trust (December
                                                                                                           2000-Present); F.L.
                                                                                                           Putnam Foundation
                                                                                                           (December 2000-Present);
                                                                                                           Mercy Endowment
                                                                                                           Foundation
                                                                                                           (1995-Present); and an
                                                                                                           Honorary Trustee of Mercy
                                                                                                           Hospital (1973-Present).

                                                                                            NUMBER OF
                                                 TERM OF                                  PORTFOLIOS IN
                                                OFFICE AND                                 FUND COMPLEX
                               POSITION(S)      LENGTH OF     PRINCIPAL OCCUPATION(S)      OVERSEEN BY     OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE         HELD WITH FUND   TIME SERVED(1) DURING THE PAST 5 YEARS        TRUSTEE(2)      HELD BY TRUSTEE
---------------------         --------------   ------------   -----------------------        --------        ---------------
BLAINE E. RIEKE                  Trustee       2-26-01 to    General Partner of                 106        Mr. Rieke is a
7337 E. Doubletree Ranch Rd.                   Present       Huntington Partners, an                       Director/Trustee of  the
Scottsdale, Arizona 85258                                    investment partnership                        Morgan Chase Trust Co.
Age:  68                                                     (1997 to present).  Mr.                       (January 1998 to
                                                             Rieke was formerly Chairman                   present) and a Trustee
                                                             and Chief Executive Officer                   of the GCG Trust
                                                             of Firstar Trust Company                      (February 2002 to
                                                             (1973 to 1996).  Mr. Rieke                    present)
                                                             was formerly the Chairman
                                                             of the Board and a Trustee
                                                             of each of the former ING
                                                             Funds (1998 to 2001).

ROGER B. VINCENT                 Trustee       2-22-02 to    President of Springwell            106        Mr. Vincent is a Trustee
Springwell Corporation                         Present       Corporation, a corporate                      of the GCG Trust.  He
230 Park Avenue, 26th Floor                                  advisory firm (1989 to                        also is a Director of
New York, NY 10169                                           present).  Mr. Vincent was                    AmeriGas Propane, Inc.
Age: 56                                                      formerly a Director of                        (1998 to present).
                                                             Tatham Offshore, Inc. (1996
                                                             to 2000).

RICHARD A. WEDEMEYER             Trustee       2-26-01 to    Vice President of the              106        Mr. Wedemeyer is a
7337 E. Doubletree Ranch Rd.                   Present       Channel Corporation, an                       Trustee of Touchstone
Scottsdale, Arizona 85258                                    importer of specialty alloy                   Consulting Group (1997
Age:  66                                                     aluminum products (1996 to                    to present) and the GCG
                                                             present).  Mr. Wedemeyer                      Trust (February 2002 to
                                                             was formerly Vice President                   present)
                                                             of Performance Advantage,
                                                             Inc. (1992 to 1996), and
                                                             Vice President, Operations
                                                             and Administration, of Jim
                                                             Henson Productions (1979 to
                                                             1997).  Mr. Wedemeyer was
                                                             formerly a Trustee of the
                                                             First Choice Funds
                                                             (1997-2001).  Mr. Wedemeyer
                                                             was a Trustee of each of
                                                             the Funds managed by ING
                                                             Investment Management Co.
                                                             LLC.

TRUSTEES WHO ARE "INTERESTED
PERSONS"

R. GLENN HILLIARD(3)             Trustee       2-26-02 to    Mr. Hilliard is Chairman           106        Serves as a member of
ING Americas                                   Present       and CEO of ING Americas and                   the Board of Directors
5780 Powers Ferry Road, NW                                   a member of its Americas                      of the Clemson
Atlanta, GA 30327                                            Executive Committee (1999                     University Foundation,
Age:  59                                                     to present). Mr. Hilliard                     the Board of Councilors
                                                             was formerly Chairman and                     for the Carter Center, a
                                                             CEO of ING North America,                     trustee of the Woodruff
                                                             encompassing the U.S.,                        Arts Center and sits on
                                                             Mexico and Canada regions                     the Board of Directors
                                                             (1994-1999).                                  for

------------------
(3) Mr. Hilliard is an "interested person," as defined by the 1940 Act, because of his relationship with ING Americas, an affiliate of ING Investments, LLC.

                                                                                            NUMBER OF
                                                 TERM OF                                  PORTFOLIOS IN
                                                OFFICE AND                                 FUND COMPLEX
                               POSITION(S)      LENGTH OF     PRINCIPAL OCCUPATION(S)      OVERSEEN BY     OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE         HELD WITH FUND   TIME SERVED(1) DURING THE PAST 5 YEARS        TRUSTEE(2)      HELD BY TRUSTEE
---------------------         --------------   ------------   -----------------------        --------        ---------------
                                                                                                           the High Museum of
                                                                                                           Art.  Mr. Hilliard is
                                                                                                           also a Trustee of the
                                                                                                           GCG Trust (February
                                                                                                           2002-Present).

THOMAS J. MCINERNEY(4)           Trustee       4-3-02 to     Chief Executive Officer of         156        Mr. McInerney serves as
7337 E. Doubletree Ranch Rd.                   Present       ING U.S. Financial Services                   a Director/Trustee of
Scottsdale, Arizona 85258                                    (September 2001-Present)                      Aeltus Investment
Age:  46                                                     and a member of ING                           Management, Inc.
                                                             Americas Executive                            (1997-Present); each of
                                                             Committee (2001-Present);                     the ING Funds (February
                                                             President, Chief Executive                    2001-Present); the
                                                             Officer and Director of                       Ameribest Life Insurance
                                                             Northern Life Insurance                       Co. (2001-Present); ING
                                                             Company (2001-Present); and                   Equitable Life
                                                             President and Director of                     (2001-Present); First
                                                             ING Life Insurance and                        Columbine Life Insurance
                                                             Annuity Company                               Co. (2001-Present);
                                                             (1997-Present); ING                           Golden American Life
                                                             Retirement Holdings, Inc.                     Insurance Co.
                                                             (1997-Present), ING Aeltus                    (2001-Present); ING Life
                                                             Holding Company, Inc.                         of Georgia
                                                             (2000-Present), and ING                       (2001-Present);
                                                             Retail Holding Company                        Midwestern United Life
                                                             (2000-Present).  Mr.                          Insurance Co.
                                                             McInerney was formerly                        (2001-Present);
                                                             General Manager and Chief                     ReliaStar Life Insurance
                                                             Executive Officer of ING                      Co. (2001-Present); ING
                                                             Worksite Division (December                   Security Life
                                                             2000-October 2001);                           (2001-Present); Security
                                                             President of the ING-SCI,                     Connecticut Life
                                                             Inc. (August 1997 to                          Insurance Co.
                                                             December 2000), Head of                       (2001-Present); ING
                                                             National Accounts and Core                    Southland Life
                                                             Sales and Marketing for                       (2001-Present); ING USG
                                                             Aetna U.S. Healthcare                         Annuity (2001-Present);
                                                             (April 1996 to March 1997),                   and ING United Life
                                                             Head of Corporate                             (March 2001 to present),
                                                             Strategies for Aetna Inc.                     and a Trustee of the GCG
                                                             (July 1995 to April 1996),                    Trust (February 2002 to
                                                             and held a variety of line                    present).  Mr. McInerney
                                                             and corporate staff                           is a member of the Board
                                                             positions since 1978.                         of the National
                                                                                                           Commission on

------------------

(4) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.

                                                                                            NUMBER OF
                                                 TERM OF                                  PORTFOLIOS IN
                                                OFFICE AND                                 FUND COMPLEX
                               POSITION(S)      LENGTH OF     PRINCIPAL OCCUPATION(S)      OVERSEEN BY     OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE         HELD WITH FUND   TIME SERVED(1) DURING THE PAST 5 YEARS        TRUSTEE(2)      HELD BY TRUSTEE
---------------------         --------------   ------------   -----------------------        --------        ---------------
                                                                                                           Retirement Policy, the
                                                                                                           Governor's Council on
                                                                                                           Economic Competitiveness
                                                                                                           and Technology of
                                                                                                           Connecticut, the Board of
                                                                                                           Directors of the
                                                                                                           Connecticut Business and
                                                                                                           Industry Association, the
                                                                                                           Board of Trustees of the
                                                                                                           Bushnell, the Board for
                                                                                                           the Connecticut Forum,
                                                                                                           and the Board of the
                                                                                                           Metro Hartford Chamber of
                                                                                                           Commerce, and is Chairman
                                                                                                           of Concerned Citizens for
                                                                                                           Effective Government.

JOHN G. TURNER(5)              Chairman and    10-29-99 to   President, Turner                  106        Mr. Turner serves as a
7337 E. Doubletree Ranch Rd.     Trustee       Present       Investment Company (January                   member of the Board of
Scottsdale, Arizona 85258                                    2002-Present).  Mr. Turner                    the GCG Trust. Mr.
Age:  62                                                     was formerly Vice Chairman                    Turner also serves as
                                                             of ING Americas                               Director of the Hormel
                                                             (2000-2001); Chairman and                     Foods Corporation (May
                                                             Chief Executive Officer of                    2000 to Present); Shopko
                                                             ReliaStar Financial Corp.                     Stores, Inc. (August
                                                             and ReliaStar Life                            1999 to Present) and
                                                             Insurance Co. (1993-2000);                    M.A. Mortenson Company
                                                             Chairman of ReliaStar                         (March 2002-Present).
                                                             United Services Life
                                                             Insurance Company
                                                             (1995-1998) Chairman of
                                                             ReliaStar Life Insurance
                                                             Company of New York
                                                             (1995-2001); Chairman of
                                                             Northern Life Insurance
                                                             Company (1992-2001);
                                                             Chairman and
                                                             Director/Trustee of the
                                                             Northstar affiliated
                                                             investment companies
                                                             (1993-2001) and Director,
                                                             Northstar Investment
                                                             Management Corporation and
                                                             its affiliates (1993-1999).

------------------

(5) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

OFFICERS

Set forth in the table below is information about the Fund's officers:

                                                                  TERM OF OFFICE
                                                                  AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE                  POSITIONS HELD WITH FUND      SERVICE                       FIVE YEARS
---------------------                  ------------------------   --------------    ---------------------------------------
JAMES M. HENNESSY                      President, Chief          February 2001     President and Chief Executive Officer of
7337 E. Doubletree Ranch Rd.           Executive Officer, and    to present and    each of the ING Funds (since February
Scottsdale, Arizona  85258             Chief Operating Officer.  Chief Operating   2001); President and Chief Executive
Age:  53                                                         Officer from      Officer of ING Capital Corporation, LLC,
                                                                 July 2000 to      ING Funds Services, LLC, ING Advisors,
                                                                 present           Inc., ING Investments, LLC, Lexington
                                                                                   Funds Distributor, Inc., Express America
                                                                                   T.C. Inc. and EAMC Liquidation Corp.
                                                                                   (since December 2001); Executive Vice
                                                                                   President and Chief Operating Officer of
                                                                                   ING Quantitative Management, Inc. (since
                                                                                   October 2001) and ING Funds Distributor,
                                                                                   Inc. (since June 2000).  Formerly, Senior
                                                                                   Executive Vice President (June 2000 -
                                                                                   December 2000) and Secretary (April 1995
                                                                                   - December 2000) of ING Capital
                                                                                   Corporation, LLC, ING Funds Services,
                                                                                   LLC, ING Investments, LLC, ING Advisors,
                                                                                   Inc., Express America T.C. Inc., and EAMC
                                                                                   Liquidation Corp.; and Executive Vice
                                                                                   President, ING Capital Corporation, LLC
                                                                                   and its affiliates (May 1998 - June 2000)
                                                                                   and Senior Vice President, ING Capital
                                                                                   Corporation, LLC and its affiliates
                                                                                   (April 1995 - April 1998).

STANLEY D. VYNER                       Executive Vice            July 1996 to      Executive Vice President of most of the
7337 E. Doubletree Ranch Rd.           President and Chief       present           ING Funds (since July 1996).  Executive
Scottsdale, Arizona  85258             Investment Officer --                       Vice President of ING Advisors, Inc. and
Age:  52                               International                               ING Investments, LLC (since July 2000)
                                       Equities.                                   and Chief Investment Officer of the
                                                                                   International Portfolios, ING
                                                                                   Investments, LLC (since July 1996).
                                                                                   Formerly, President and Chief Executive
                                                                                   Officer of ING Investments, LLC (August
                                                                                   1996 - August 2000).

                                                                  TERM OF OFFICE
                                                                  AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE                  POSITIONS HELD WITH FUND      SERVICE                       FIVE YEARS
---------------------                  ------------------------   --------------    ---------------------------------------
MARY LISANTI                           Executive Vice            May 1998 to       Executive Vice President of the ING Funds
7337 E. Doubletree Ranch Rd.           President and Chief       present           (since May 1998).  Executive Vice
Scottsdale, Arizona  85258             Investment Officer --                       President of ING Investments, LLC and ING
Age:  45                               Domestic Equities                           Advisors, Inc. (since November 1999) and
                                                                                   of ING Quantitative Management, Inc.
                                                                                   (since July 2000); Chief Investment
                                                                                   Officer of the Domestic Equity Portfolios,
                                                                                   ING Investments, LLC (since 1999).
                                                                                   Formerly, Executive Vice President and
                                                                                   Chief Investment Officer for the Domestic
                                                                                   Equity Portfolios of Northstar Investment
                                                                                   Management Corporation, whose name changed
                                                                                   to Pilgrim Advisors, Inc. and subsequently
                                                                                   became part of ING Investments, LLC (May
                                                                                   1998 - October 1999); Portfolio Manager
                                                                                   with Strong Capital Management (May 1996 -
                                                                                   1998); a Managing Director and Head of
                                                                                   Small- and Mid-Capitalization Equity
                                                                                   Strategies at Bankers Trust Corp.
                                                                                   (1993-1996).

MICHAEL J. ROLAND                      Executive Vice            Executive Vice    Executive Vice President (since 2/26/02)
7337 E. Doubletree Ranch Rd.           President and Principal   President from    and Principal Financial Officer (since
Scottsdale, Arizona  85258             Financial Officer.        February 2002     June 1998) of the ING Funds; Executive
Age:  44                                                         to present and    Vice President, Chief Financial Officer
                                                                 Principal         and Treasurer of ING Funds Services, LLC,
                                                                 Financial         ING Funds Distributor, Inc., ING
                                                                 Officer June      Advisors, Inc., ING Investments, LLC, ING
                                                                 1998 to present   Quantitative Management, Inc., Lexington
                                                                                   Funds Distributor, Inc., Express America
                                                                                   T.C. Inc. and EAMC Liquidation Corp.
                                                                                   (since December 2001).  Formerly, Senior
                                                                                   Vice President, ING Funds Services, LLC,
                                                                                   ING Investments, LLC, and ING Funds
                                                                                   Distributor, Inc. (June 1998 - December
                                                                                   2001) and Chief Financial Officer of
                                                                                   Endeavor Group (April 1997 - June 1998).

RALPH G. NORTON III                    Senior Vice President     August 2001 to    Senior Vice President of ING Investment
7337 E. Doubletree Ranch Rd.                                     present           Advisors, Inc. and ING Investments, LLC
Scottsdale, Arizona  85258                                                         (since October 2001) and Chief Investment
Age: 42                                                                            Officer of the Fixed Income Portfolios,
                                                                                   ING Investments, LLC (since October 2001).
                                                                                   Formerly, Senior Market Strategist, Aeltus
                                                                                   Investment Management, Inc. (January 2001
                                                                                   - August 2001) and Chief Investment
                                                                                   Officer, ING Investments, LLC (1990 -
                                                                                   January 2001).

ROBERT S. NAKA                         Senior Vice President     November 1999     Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.           and Assistant Secretary.  to present        Secretary of each of the ING Funds;
Scottsdale, Arizona  85258                                                         Senior Vice President and Assistant
Age:  38                                                                           Secretary of ING Funds Services, LLC, ING
                                                                                   Funds Distributor, Inc., ING Advisors,
                                                                                   Inc., ING Investments, LLC, ING
                                                                                   Quantitative Management, Inc. (since
                                                                                   October 2001) and Lexington

                                                                  TERM OF OFFICE
                                                                  AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE                  POSITIONS HELD WITH FUND      SERVICE                       FIVE YEARS
---------------------                  ------------------------   --------------    ---------------------------------------
                                                                                   Funds Distributor, Inc. (since December
                                                                                   2001). Formerly, Vice President, ING
                                                                                   Investments, LLC (April 1997 - October
                                                                                   1999), ING Funds Services, LLC (February
                                                                                   1997 - August 1999) and Assistant Vice
                                                                                   President, ING Funds Services, LLC (August
                                                                                   1995 - February 1997).

ROBYN L. ICHILOV                       Vice President and        August 1997 to    Vice President and Treasurer of most of
7337 E. Doubletree Ranch Rd.           Treasurer.                present           the ING Funds; Vice President of ING
Scottsdale, Arizona  85258                                                         Funds Services, LLC (since October 2001)
Age:  34                                                                           and ING Investments, LLC (since August
                                                                                   1997); Accounting Manager, ING
                                                                                   Investments, LLC (since November 1995).

KIMBERLY A. ANDERSON                   Vice President and        February 2001     Vice President and Secretary of each of
7337 E. Doubletree Ranch Rd.           Secretary.                to present        the ING Funds (since January 2001); Vice
Scottsdale, Arizona  85258                                                         President for ING Quantitative
Age:  37                                                                           Management, Inc. (since October 2001);

                                                                                   Vice President and Assistant Secretary of
                                                                                   ING Funds Services, LLC, ING Funds
                                                                                   Distributor, Inc., ING Advisors, Inc., ING
                                                                                   Investments, LLC (since October 2001) and
                                                                                   Lexington Funds Distributor, Inc. (since
                                                                                   December 2001). Formerly, Assistant Vice
                                                                                   President of ING Funds Services, LLC
                                                                                   (November 1999 - January 2001) and has
                                                                                   held various other positions with ING
                                                                                   Funds Services, LLC for more than the last
                                                                                   five years.

LOURDES R. BERNAL                      Vice President            January 2002 to   Vice President of each of the ING Funds
7337 E. Doubletree Ranch Rd.                                     present           (since January 2002).  Vice President of
Scottsdale, Arizona  85258                                                         ING Investments, LLC (since January
Age:  32                                                                           2002). Prior to joining ING Investments,

                                                                                   LLC in 2002, Ms. Bernal was a Senior
                                                                                   Manager in the Investment Management
                                                                                   Practice, PricewaterhouseCoopers LLP (July
                                                                                   2000 - December 2001); Manager,
                                                                                   PricewaterhouseCoopers LLP (July 1998 -
                                                                                   July 2000); Manager, Coopers & Lybrand LLP
                                                                                   (July 1996 - June 1998); Senior Associate,
                                                                                   Coopers & Lybrand LLP (July 1992 - June
                                                                                   1996); and Associate, Coopers & Lybrand
                                                                                   LLP (August 1990 - June 1992).

TODD MODIC                             Assistant Vice            August 2001 to    Assistant Vice President of each of the
7337 E. Doubletree Ranch Rd.           President                 present           ING Funds (since August 2001); Director
Scottsdale, Arizona  85258                                                         of Financial Reporting of ING
Age:  34                                                                           Investments, LLC (since March 2001).

                                                                                   Formerly, Director of Financial Reporting,
                                                                                   Axient Communications, Inc. (May 2000 -
                                                                                   January 2001) and Director of Finance,
                                                                                   Rural/Metro Corporation (March 1995 - May
                                                                                   2000).

MARIA M. ANDERSON                      Assistant Vice            August 2001 to    Assistant Vice President of each of the
7337 E. Doubletree Ranch Rd.           President                 present           ING Funds (since August 2001).  Assistant

                                                                  TERM OF OFFICE
                                                                  AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE                  POSITIONS HELD WITH FUND      SERVICE                       FIVE YEARS
---------------------                  ------------------------   --------------    ---------------------------------------
Scottsdale, Arizona  85258                                                         Vice President of ING Funds Services, LLC
Age: 43                                                                            (since October 2001).  Formerly, Manager
                                                                                   of Fund Accounting and Fund Compliance,
                                                                                   ING Investments, LLC (September 1999 -
                                                                                   November 2001); Section Manager of Fund
                                                                                   Accounting, Stein Roe Mutual Funds (July
                                                                                   1998 - August 1999); and Financial
                                                                                   Reporting Analyst, Stein Roe Mutual Funds
                                                                                   (August 1997 - July 1998).

BOARD OF TRUSTEES

The Board of Trustees governs the Fund and is responsible for protecting the interests of its shareholders. The Trustees are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance.

Committees

An Executive Committee of the Board of Trustees was formed in order to act on behalf of the full Board of Trustees between meetings when necessary. The following Trustees serve as members of the Executive Committee: Messrs. Turner, McInerney, May and Patton. The Executive Committee held 2 meetings during the calendar year ended December 31, 2001.

The Board of Trustees has an Audit Committee whose function is to meet with the independent auditors of each Company to review the scope of the Company's audit, it financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of Messrs. Doherty, Earley, Rieke, Vincent, and Wedemeyer. Mr. Rieke serves as Chairman of the Committee. The Audit Committee held 4 meetings during the calendar year ended December 31, 2001.

The Board of Trustees has formed a Valuation Committee whose function is to review the determination of the value of securities held by the Fund for which market quotations are not available. The Valuation Committee currently consists of Ms. Gitenstein and Messrs. May, Patton, and Putnam. Mr. Patton serves as Chairman of the Committee. The Valuation Committee held 5 meetings during the calendar year ended December 31, 2001.

The Board of Trustees has established a Nominating Committee for the purpose of considering and presenting to the Board of Trustees candidates it proposes for nomination to fill Independent Trustees vacancies on the Board of Trustees. The Nominating Committee currently consists of Ms. Gitenstein and Messrs. Doherty, May, and Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held 1 meeting during the calendar year ended December 31, 2001.

The Board of Trustees has established an Investment Review Committee that will monitor the investment performance of the Fund and to make recommendations to the Board of Trustees with respect to the Fund. The Committee for the domestic equity funds currently consists of Messrs. May, Hilliard, Rieke, and Vincent. Mr. Vincent serves as Chairman of the Committee. The Investment Review Committee was established on December 17, 2001; therefore, the Investment Review Committees did not hold any meetings during 2001.

TRUSTEE OWNERSHIP OF SECURITIES

         Set forth below is the dollar range of equity securities owned by each Trustee.


                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                            SECURITIES IN ALL REGISTERED
                                                                           INVESTMENT COMPANIES OVERSEEN BY
                                DOLLAR RANGE OF EQUITY SECURITIES          TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                IN THE TRUST AS OF DECEMBER 31, 2001                   COMPANIES
-----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Paul S. Doherty                                 None                               $10,001 - $50,000
J. Michael Earley                               None                                     None
R. Barbara Gitenstein                           None                                     None
Walter H. May                                   None                                 Over $100,000
Jock Patton                                     None                                 Over $100,000
David W. C. Putnam                              None                                     None
Blaine E. Rieke                                 None                              $50,001 - $100,000
Robert B. Vincent                               None                                     None
Richard A. Wedemeyer                        $1 - $10,000                           $10,001 - $50,000

TRUSTEES WHO ARE "INTERESTED
PERSONS"
Thomas J. McInerney                             None                                 $1 - $10,000
R. Glenn Hilliard                          Over $100,000                             Over $100,000
John G. Turner                                  None                                 Over $100,000


INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES

         Set forth in the table below is information regarding each Independent Trustee's (and his immediate family members) share ownership in securities of the Fund's Investment Adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Investment Adviser or Principal Underwriter of the Fund (not including registered investment companies).

                             NAME OF OWNERS
     NAME OF TRUSTEE        AND RELATIONSHIP                                             VALUE OF      PERCENTAGE OF
                               TO TRUSTEE          COMPANY         TITLE OF CLASS       SECURITIES        CLASS
--------------------------------------------------------------------------------------------------------------------
Paul S. Doherty                    N/A               N/A                N/A                 $0              N/A
J. Michael Earley                  N/A               N/A                N/A                 $0              N/A
R. Barbara Gitenstein              N/A               N/A                N/A                 $0              N/A
Walter H. May                      N/A               N/A                N/A                 $0              N/A
Jock Patton                        N/A               N/A                N/A                 $0              N/A
David W. C. Putnam                 N/A               N/A                N/A                 $0              N/A
Blaine E. Rieke                    N/A               N/A                N/A                 $0              N/A
Roger B. Vincent                   N/A               N/A                N/A                 $0              N/A
Richard A. Wedemeyer               N/A               N/A                N/A                 $0              N/A

COMPENSATION OF TRUSTEES

The Fund pays each Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Messrs. Patton and May, as lead Trustees, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 per attendance of any committee meeting; (iv) $1,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of all the funds managed by the Investment Adviser for which the Trustees serve in common as Trustees

The following table sets forth information regarding compensation of Trustees by the Trust and other funds managed by the Investment Advisers for the year ended December 31, 2001. (This period was chosen because the ING Funds have varying fiscal year ends). Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Fund or any other funds managed by the Investment Adviser.



                               COMPENSATION TABLE
                            (AS OF DECEMBER 31, 2001)


                                                           PENSION OR
                                                           RETIREMENT                                TOTAL COMPENSATION
                                                            BENEFITS               ESTIMATED                FROM
                                                             ACCRUED                ANNUAL               REGISTRANT
                                     AGGREGATE             AS PART OF              BENEFITS               AND FUND
           NAME OF               COMPENSATION FROM            FUND                   UPON              COMPLEX PAID TO
      PERSON, POSITION          ING EQUITY TRUST(1)         EXPENSES              RETIREMENT              TRUSTEES
-----------------------------------------------------------------------------------------------------------------------

MARY A. BALDWIN(2)                      726                    N/A                    N/A                  43,688
ADVISORY BOARD MEMBER

AL BURTON(3) TRUSTEE                     71                    N/A                    N/A                   5,500

S.M.S. CHADHA(2)                        196                    N/A                    N/A                  11,250
ADVISORY BOARD MEMBER

PAUL S. DOHERTY TRUSTEE                1,098                   N/A                    N/A                  56,188

ROBERT B. GOODE, JR.(3)                   71                   N/A                    N/A                   5,500
TRUSTEE

ALAN S. GOSULE(4)                      1,098                   N/A                    N/A                  56,188
TRUSTEE

JOSEPH N. HANKIN(5)                       54                   N/A                    N/A                   4,167
TRUSTEE

WALTER H. MAY TRUSTEE                  1,278                   N/A                    N/A                  65,188

THOMAS J. MCINERNEY(6)(8)                N/A                   N/A                    N/A                     N/A
TRUSTEE

JOCK PATTON(7)  TRUSTEE                1,269                   N/A                    N/A                  64,188
DAVID W.C. PUTNAM
TRUSTEE                                1,027                   N/A                    N/A                  50,688

JACK D. REHM(5)                           54                   N/A                    N/A                   4,167
TRUSTEE

BLAINE E. RIEKE(7)   TRUSTEE           1,081                   N/A                    N/A                  54,855

JOHN R. SMITH(3) TRUSTEE                  71                   N/A                    N/A                   5,500

ROBERT W. STALLINGS(3)(8)                N/A                   N/A                    N/A                     N/A
TRUSTEE

JOHN G. TURNER(8) TRUSTEE                N/A                   N/A                    N/A                     N/A

RICHARD A. WEDEMEYER(7)                1,034                   N/A                    N/A                  47,855
TRUSTEE

DAVID W. WALLACE (3)                      71                   N/A                    N/A                   5,500
TRUSTEE

(1) Trustee compensation includes compensation paid by funds that are not discussed in this SAI.

(2)      Resigned as Advisory Board Member on December 31, 2001.

(2)      Resigned as a Trustee effective February 26, 2001.

(3)      Resigned as a Trustee effective December 28, 2001.

(4)      Resigned as a Trustee effective March 23, 2001.

(5)      Elected as a Trustee of the ING Funds on February 26, 2001.

(6) Formerly a Trustee of ING Funds Trust. Elected as a Director/Trustee of the other ING Funds on February 26, 2001.

(7) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with an investment adviser to the ING Funds. Officers and Directors who are interested persons do not receive any compensation from the Funds.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of shareholders.

As of May 1, 2002, the Trustees and officers as a group owned less than 1% of any class of the Fund's outstanding Shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding Shares of any class of the Fund.

INVESTMENT ADVISER

The investment adviser for the Fund is ING Investments, LLC ("ING Investments" or "Investment Adviser") which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. ING Investments, subject to the authority of the Trustees of the Fund, has the overall responsibility for the management of the Fund's portfolio. ING Investments is a direct, wholly owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with over 100,000 employees.

On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Investment Adviser was changed from ING Pilgrim Investments, LLC to ING Investments, LLC.

ING Investments, subject to the authority of the Trustees of the Fund, serves as the Investment Manager to the Fund and has overall responsibility for the management of the Fund's portfolio, subject to delegation of certain responsibilities to Aeltus as the sub-adviser for the Fund. ING Investments serves pursuant to a separate investment management agreement ("Investment Management Agreement") between ING Investments and the Trust on behalf of the Fund. The Investment Management Agreement requires ING Investments to oversee the provision of all investment advisory and portfolio management services for the Fund. ING Investments oversees the investment management of the Sub-Adviser for the Fund.

The Investment Management Agreement requires ING Investments to provide, subject to the supervision of the Board of Trustees, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities.

ING Investments also provides investment research and analysis. The Investment Management Agreement provides that ING Investments is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

After an initial two year term, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of ING Investments by vote cast in person at a meeting called for the purpose of voting on such approval.

In approving the Investment Management Agreement, the Board of Trustees considered a number of factors, including, but not limited to: (1) expected performance of the Fund; (2) the nature and quality of the services to be provided by ING Investments; (3) the fairness of the compensation under the Investment Management Agreement in light of the services provided; (4) the profitability to ING Investments from the Investment Management Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of ING Investments, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure; and the expenses borne by shareholders of the Fund. The Board also considered the total services provided by the Administrator as well as the fees the Administrator receives for such services.

Based upon its review, the Board of Trustees has determined that the Investment Management Agreement is in the interests of the Fund and its shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees of the Fund, including the unanimous vote of the Independent Trustees, approved the Investment Management Agreements.

The Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Trustees or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by ING Investments. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

As of March 31, 2001, ING Investments had assets under management of over $32 billion.

Investment Advisory Fees

ING Investments bears the expense of providing its services, and pays the fees of the Sub-Adviser. For its services, ING Investments is entitled to receive an advisory fee from the Fund as set forth below. The advisory fee is expressed as an annual rate based on the average daily net assets of the Fund.

                       Offering Period and Quiet Period           0.25%
                       Guarantee Period                           0.80%
                       Index Plus LargeCap Period                 0.60%

Sub-Adviser Agreement

The Investment Management Agreement for the Fund provides that the Investment Manager, with the approval of the Board, may select and employ an investment adviser to serve as a Sub-Adviser to the Fund, shall monitor the Sub-Adviser's investment programs and results, and coordinate the investment activities of the Sub-Adviser to ensure compliance with regulatory restrictions. The Investment Manager pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Adviser, executive salaries and expenses of the Trustees and officers of the Trust who are employees of the Investment Manager or its affiliates and office rent of the Trust. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the sub-advisory agreement (the "Sub-Adviser Agreement").

Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Trust are borne by the Fund, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of auditors, transfer agents and dividend disbursing agents, and custodians; the expense of obtaining quotations for calculating the Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and SAIs of additional information to existing shareholders; fees and expenses of Trustees of the Trust who are not employees of the Investment Manager or Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

The Sub-Adviser Agreement may be terminated without payment of any penalties by the Investment Manager, the Trustees, on behalf of the Fund, or the shareholders of the Fund upon 60 days' prior written notice, or by the Sub-Adviser upon three
(3) months' written notice unless the Fund or the Investment Manager requests additional time, which cannot extend beyond three (3) months of the original three (3) month notice period to find a replacement for the Sub-Adviser. Otherwise, the Sub-Adviser Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board of Trustees, on behalf of the Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees, on behalf of the Fund, who are not parties to the Sub-Adviser Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

Pursuant to a Sub-Adviser Agreement between ING Investments and Aeltus, Aeltus acts as Sub-Adviser to the Fund. In this capacity, Aeltus, subject to the supervision and control of ING Investments and the Trustees of the Fund, manages the Fund's portfolio investments, consistently with its investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Adviser Agreement are based on an annual fee as disclosed below and are paid monthly in arrears by ING Investments.

In approving the Sub-Adviser Agreement the Board of Trustees considered a number of factors, including, but not limited to: (1) expected performance of the Fund;
(2) the nature and quality of the services to be provided by Aeltus; (3) the fairness of the compensation under the Sub-Adviser Agreement in light of the services provided; (4) the profitability to Aeltus from the Sub-Adviser Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of Aeltus; and the expenses borne by shareholders of the Fund.

Based upon its review, the Board of Trustees has determined that the Sub-Adviser Agreement is in the interests of the Fund and its shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees of the Fund, including the unanimous vote of the Independent Trustees, approved the Sub-Adviser Agreement .

Aeltus is an indirect wholly owned subsidiary of ING Group, and is an affiliate of ING Investments. Aeltus is a Connecticut Corporation formed in 1972. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103.

For its services, Aeltus is entitled to receive a sub-advisory fee from the Fund as set forth below. The sub-advisory fee is expressed as an annual rate based on the average daily net assets of the Fund.

                           Offering Period and Quiet Period          0.125%
                           Guarantee Period                           0.40%
                           Index Plus LargeCap Period                 0.30%


                        THE FINANCIAL GUARANTY AGREEMENT

The Fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem each of his or her shares for an amount no less than the Guarantee per Share. The Guarantee per Share will equal the net asset value ("NAV") per share on the last day of the Offering Period, and thereafter will be adjusted to reflect any dividends and distributions made by the Fund. A shareholder who automatically reinvests all dividends and distributions and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than his or her account value at the inception of the Guarantee Period less expenses incurred by the Fund which are not covered by the expense limitation agreement with the Investment Manager. The Fund's Guarantee is backed by an unconditional and irrevocable financial guarantee from MBIA Insurance Corporation ("MBIA") pursuant to a financial guarantee insurance policy issued by MBIA to the Trust for the benefit of the shareholders of the Fund (the "Insurance Policy").

MBIA, ING Investments, Aeltus, and the Trust have entered into a Financial Guaranty Agreement specifying the rights and obligations of the parties with respect to the Fund. The Insurance Policy is unconditional and irrevocable and will remain in place through the Guarantee Maturity Date for the Fund. The Financial Guaranty Agreement, which contains certain investment parameters, provides that, if ING Investments or Aeltus fails to comply with specific investment parameters during the Guarantee Period of the Fund as more fully described below, MBIA may direct the cure of the breach within a prescribed period of time. If ING Investments or Aeltus fails to do so, MBIA may direct trades on behalf of the Fund in order to bring the Fund back into compliance with these investment parameters, and consistent with the Fund's investment objective and strategies.

Aeltus, in managing the Fund during its Guarantee Period, allocates assets to the Equity and Fixed Components. The types of securities which may be held in the Equity Component or the Fixed Component are set forth in the Prospectuses and in this SAI ("Eligible Security"). In the event that, during the Fund's Guarantee Period, Aeltus acquires a security that is not an Eligible Security, MBIA has the right under the Financial Guaranty Agreement to direct the trade instructions from ING Investments or Aeltus to the custodian (the "Custodian") to ensure that the security is sold and replaced with an Eligible Security within three business days. In the event ING Investments or Aeltus does not sell the security, MBIA reserves the right to issue its own trade instructions directly to the Custodian to sell that security and replace it with an Eligible Security.

The specific formula for the Fund's allocation of assets between the Fixed and Equity Components is set forth in the Financial Guaranty Agreement. In the event that MBIA determines that the allocation of assets is inconsistent with the Financial Guaranty Agreement, MBIA can direct the Custodian to sell securities and replace them with such Eligible Securities as are necessary to bring the Fund's allocation of assets in compliance with the terms of the Financial Guaranty Agreement.

Finally, if ING Investments or Aeltus breaches any other terms of the Financial Guaranty Agreement, ING Investments or Aeltus must cure the breach within a certain number of days as specified in the Financial Guaranty Agreement. If there is written notification from MBIA of a breach and the breach remains uncured after such time, MBIA will have the right to direct the Custodian to buy and sell Eligible Securities.

After any default has been cured (whether by ING Investments, Aeltus or by changes in market prices or as a result of actions taken by MBIA), MBIA has no further right to direct the Custodian with respect to that default.

                        ADMINISTRATIVE SERVICES AGREEMENT

ING Funds Services, LLC serves as Administrator for the Fund ("Administrator"), pursuant to an Administrative Services Agreement with the Trust. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary for the proper conduct of the Fund's business, except for those services performed by the Investment Manager under the Investment Management Agreement, the Custodian for the Fund under the Custodian Agreement, the transfer agent for the Fund ("Transfer Agent") under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as liaison among these service providers to the Fund. The Administrator is also responsible for ensuring that the Fund operate in compliance with applicable legal requirements and for monitoring the Investment Manager for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund. The Administrator is an affiliate of the Investment Manager. For its services, the Administrator is entitled to receive from the Fund (i) a fee at a rate of 0.10% of the Fund's average daily net assets, and
(ii) a fee of $5.00 per year per account of each beneficial holder of shares.

                          EXPENSE LIMITATION AGREEMENT

The Investment Manager and the Sub-Adviser entered into an Expense Limitation Agreement ("Expense Limitation Agreement") with the Fund, pursuant to which the Investment Manager and the Sub-Adviser have agreed to waive or limit their fees. In connection with this agreement and certain U.S. tax requirements, the Investment Manager and the Sub-Adviser will assume other expenses so that the total annual ordinary operating expenses of the Fund which excludes interest, taxes, brokerage commissions and other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund's business, and expenses of any counsel or other persons or services retained by the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager do not exceed:

                                                              MAXIMUM OPERATING EXPENSE LIMIT
                                                         (AS A PERCENTAGE OF AVERAGE NET ASSETS)*
          FUND                                 CLASS A      CLASS B      CLASS C      CLASS Q
 -----------------------                       -------      -------      -------      -------

ING Principal Protection Fund IV                1.75%        2.50%        2.50%        1.75%


* Effective through to the Guarantee Maturity Date.

The Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Manager will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement. Under the Agreement, the Investment Manager will bear up to 0.05% of the Fund's average daily net assets of any amount in excess of the percentage limitation stated above. With respect to the remaining excess amount, for so long as the fee payable to the Sub-Adviser under the Sub-Advisory Agreement is equal to 50% of the advisory fee payable to the Investment Manager, the Sub-Adviser will waive or reduce its fee and/or pay to the Investment Manager an amount that is sufficient to pay 50% of any remaining excess amount paid to the Fund by the Investment Manager.

The Expense Limitation Agreement provides that these expense limitations shall continue until the Guarantee Maturity Date. Thereafter, the agreement will automatically renew for one-year terms unless the Investment Manager provides written notice of the termination of the agreement to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Management Agreement, or it may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to the Investment Manager at its principal place of business. After the Guarantee Maturity Date, the Sub-Adviser may also terminate this agreement with respect to its obligation.

                                    CUSTODIAN

State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as Custodian for the assets of the Fund. The Custodian does not participate in determining the investment policies of the Fund nor in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

In addition to serving as the Custodian of the Fund's assets, the Custodian will monitor both the allocation of assets and the securities held within the Equity Component and the Fixed Component and report on the same to each of ING Investments, Aeltus and MBIA. The Custodian is authorized to accept orders from MBIA made pursuant to the Financial Guaranty Agreement.

                         THE FUND'S FINANCIAL GUARANTOR

MBIA, 113 King Street, Armonk, New York 10504, serves as the financial guarantor to the Fund pursuant to a written agreement with ING Investments, Aeltus and the Trust. Pursuant to the terms of the Financial Guaranty Agreement, MBIA will issue to the Trust, for the benefit of the shareholders of the Fund, the Insurance Policy to support the Fund's Guarantee. The Insurance Policy is unconditional and irrevocable and will remain in place through the Guarantee Maturity Date for the Fund. MBIA is one of the world's premier financial guarantee companies and a leading provider of investment management products and services. MBIA and its subsidiaries provide financial guarantees to municipalities and other bond issuers. MBIA also guarantees structured asset-backed and mortgage-backed transactions, selected corporate bonds and obligations of high-quality financial institutions.

                                 TRANSFER AGENT

DST Systems, Incorporated ("Transfer Agent"), P.O. Box 419368, Kansas City, Missouri 64141, serves as the Transfer Agent and dividend-paying agent to the Fund.

                              INDEPENDENT AUDITORS

KPMG LLP ("KPMG"), 355 South Grand Avenue, Los Angeles, California 90071, has been appointed independent auditor to the Fund.

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Shares of the Fund are distributed by ING Funds Distributor, Inc. ("Distributor"), 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 pursuant to a Distribution Agreement between the Trust and the Distributor. The Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. Shares of the Fund will be offered during the Offering Period for the Fund but will not be offered during the Guarantee Period for the Fund, except in connection with reinvestment of dividends. Shares of the Fund will be offered on a continuous basis to existing shareholders during the Index Plus LargeCap Period for the Fund. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the 1933 Act. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of each Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of each Trust. See the Prospectuses for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Fund and have no effect on the net asset value of the Fund.

                                 RULE 12B-1 PLAN

The Trust has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to the classes of shares offered by the Fund ("Rule 12b-1 Plan"). The Fund intends to operate the Rule 12b-1 Plan in accordance with its terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plan, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of the different classes of shares of the Fund in amounts as set forth in the following table.

                       FEES BASED ON AVERAGE DAILY NET ASSETS
                       --------------------------------------
                     CLASS A      CLASS B     CLASS C     CLASS Q
                     -------      -------     -------     -------

Service               0.25%        0.25%       0.25%       0.25%

Distribution           n/a         0.75%       0.75%        n/a


These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of each class of shares of the Fund, including payments to dealers for selling shares of the Fund and for servicing shareholders of these classes of the Fund. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plan. No more than 0.75% per annum of the Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of the Fund's average net assets held by the Authorized Dealer's clients or customers.

Under the Rule 12b-1 Plan, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The total rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B and 1.00% for Class C. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of shares.

The Distributor will receive payment without regard to actual distribution expenses it incurs. In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of the Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that the Investment Manager and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's Shares and other funds managed by the Investment Manager. In some instances, additional compensation or promotional incentives may be offered to dealers. Such compensation and incentives may include, but are not limited to: cash; merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families or other invited guests to various locations for such seminars or training programs; seminars for the public; advertising and sales campaigns regarding the Fund or other funds managed by the Investment Manager and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Fund over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to
(1) 0.35% of the value of the Fund's shares sold by the dealer during a particular period, and (2) 0.25% of the value of the Fund's shares held by the dealer's customers for more than one year, calculated on an annual basis.

The Rule 12b-1 Plan has been approved by the Board of Trustees of the Fund, including all of the Trustees who are not interested persons of the Trust as defined in the 1940 Act. The Rule 12b-1 Plan must be renewed annually by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Trustees be committed to the Trustees who are not interested persons. The Rule 12b-1 Plan and any distribution or service agreement may be terminated as to the

Fund at any time, without any penalty, by such Trustees or by a vote of a majority of the Fund's outstanding shares on 60 days written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

In approving the Rule 12b-1 Plan, the Board has determined that differing distribution arrangements in connection with the sale of new shares of the Fund are necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board, including those Trustees who are not interested persons of the Trust, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plan as tailored to each class of the Fund, will benefit the Fund and its shareholders.

The Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to the Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plan or any distribution or service agreement shall be approved by the Trustees who are not interested persons of the Trust, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distributor is required to report in writing to the Board at least quarterly on the monies reimbursed to it under the Rule 12b-1 Plan, as well as to furnish the Board with such other information as may reasonably be requested in connection with the payments made under the Rule 12b-1 Plans in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plans should be continued.

                                 OTHER EXPENSES

In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with the Investment Manager. Most Fund expenses are allocated proportionately among all of the outstanding shares of the Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

                                 CODE OF ETHICS

The Fund, the Investment Manager and Distributor have adopted a Code of Ethics, as required by Rule 17j-1 of the 1940 Act, governing personal trading activities of all Trustees, officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code is intended to prohibit fraud against the Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however they are generally required to pre-clear all security transactions with the Fund's Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Adviser has adopted its own Code of Ethics to govern the personal trading activities of its personnel.

                        PURCHASE AND REDEMPTION OF SHARES

A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in each Prospectus under "Shareholder Guide." Shares of the Fund are purchased at the NAV of the Fund next determined after a purchase order is received by the dealer (and/or Distributor) or by the Fund's Transfer Agent, less any applicable front-end sales charge. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. All applications to purchase shares during the Offering Period of the Fund must be received by the Transfer Agent no later than September 30, 2002 (August 30, 2002 in the case of IRA rollovers).

Any redemptions made from the Fund prior to the Guarantee Maturity Date will be made at NAV, which may be higher or lower than the NAV at the inception of the Guarantee Period. Moreover, such redemptions may be subject to a CDSC. Amounts redeemed prior to the Guarantee Maturity Date are not eligible for the Guarantee.

Certain investors may purchase shares of the Fund with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by the Fund consistent with the

Fund's investment policies and restrictions. These transactions only will be effected if the Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by the Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Fund reserves the right to amend or terminate this practice at any time.

During the IndexPlus LargeCap Period, Class A shares of the Fund may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A shares of the Fund (or shares of other funds managed by the Investment Manager in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

Shares of the Fund may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the ING Fund purchased.

Additionally, Class A shares of the Fund may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Trust (or certain other open-end ING Funds) the Distributor may pay the selling firm 0.25% of the offering price.

The officers, Trustees and bona fide full-time employees of the Trust and the officers, directors and full-time employees of the Investment Manager, any Sub-Adviser, the Distributor, any service provider to the Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Manager or any Sub-Adviser, may purchase Class A shares of the Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the respective Fund. The Trust may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.

Class A shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Manager or from ING Prime Rate Trust.

Class A shares may also be purchased without a sales charge by (i) shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund distributed by the Distributor or from ING Prime Rate Trust;
(ii) registered investment advisors, trust companies and bank trust departments investing in shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the ING Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the ING Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); and (vi) any registered investment company for which ING Investments serves as adviser.

Letters of Intent and Rights of Accumulation

An investor may immediately qualify for a reduced sales charge on the purchase of Class A shares of the Fund or any of the ING Funds which offers Class A shares, or shares with front-end sales charges, by completing the Letter of Intent section of the Account Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Account Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the ING Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Manager's funds acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Account Application in the Prospectuses. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at ING Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the investor. By completing the Letter of Intent section of the Account Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

The value of shares of the Fund plus shares of other open-end funds distributed by the Distributor (excluding ING General Money Market Shares) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform Gift To Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

Shares of the Fund and other open-end ING Funds (excluding ING General Money Market Shares) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in other ING Funds which impose a CDSC may be combined with Class A shares of the Fund for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of the Fund which imposes a CDSC.

Redemptions

Fund shares may be redeemed by shareholders prior to the Guarantee Maturity Date. However, redemptions made for any reason prior to the Guarantee Maturity Date will be made at NAV and are not eligible for the Guarantee. Moreover, redemptions may be subject to a CDSC.

Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event the Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

Due to the relatively high cost of handling small investments, the Trust reserves the right, upon 30 days' written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase. Redemptions made prior to the Guarantee Maturity Date may be subject to a CDSC and are not eligible for the Guarantee.

No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Investment Manager, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

The CDSC or redemption fee will be waived for certain redemptions of shares upon
(i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

Reinstatement Privilege

The Fund allows reinstatement privileges only during the Index Plus LargeCap Period. If you sell Class B or Class C shares of the Fund during the Index Plus LargeCap Period, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge during the Index Plus LargeCap Period. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

Additional Rights

The Fund retains certain rights, including the rights to: refuse orders to purchase shares; vary its requirements for initial or additional investments, reinvestments, retirement and employee benefit plans, sponsored arrangements and similar programs; and change or discontinue its sales charge waivers and orders acceptance practices.

                     DEALER COMMISSIONS AND OTHER INCENTIVES

In connection with the sale of shares of the Fund, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A Shares, the Distributor will reallow the following amounts to Authorized Dealers of record from the sales charge on such sales:


             DEALERS' REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
             ------------------------------------------------------
             AMOUNT OF TRANSACTION                          CLASS A
             ---------------------                          -------
               Less than $50,000                             5.00%
              $50,000 -- $99,999                             3.75%
             $100,000 -- $249,999                            2.75%
             $250,000 -- $499,000                            2.00%
             $500,000 -- $999,999                            1.75%
             $1,000,000 and over                         See below

The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at net asset value, which at the time of investment would have been subject to the imposition of a CDSC if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A Shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A Shares that are subject to a CDSC:


                                       DEALER COMMISSION AS A PERCENTAGE OF
       AMOUNT OF TRANSACTION                    AMOUNT INVESTED
       ---------------------           -------------------------------------

      $1,000,000 to $2,499,000                     1.00%
      $2,500,000 to $4,999,999                     0.50%
        $5,000,000 and over                        0.25%

Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A Shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B Shares subject to a CDSC. For purchases of Class C Shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of the Fund.

The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of each Board and ING Investments, Aeltus has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus may also consider the sale of shares of registered investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Fund's portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to Aeltus' duty to obtain best execution.

Aeltus receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Fund and other investment companies, services related to the execution of trades on behalf of the Fund and advice as to the valuation of securities, the providing of equipment used to communicate research information and specialized consultations with Fund personnel with respect to computerized systems and data furnished to the Fund as a component of other research services. Aeltus considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in the Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aeltus' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. When the trader believes that more than one broker can provide best execution, preference may be given to brokers that provide additional services to Aeltus.

Research services furnished by brokers through whom the Fund effects securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus to benefit the Fund.

Consistent with federal law, Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or
(2) by means of separate, non-commission payments. Aeltus' judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' opinion as to which services and which means of payment are in the long-term best interests of the Fund.

Aeltus may buy or sell the same security at or about the same time for the Fund and another advisory client of Aeltus, including clients in which affiliates of Aeltus have an interest. In such a case, the purchases or sales will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of the Fund and/or accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. For underwritten offerings (initial or secondary), in addition to considering the factors mentioned in the previous sentence, Aeltus may employ a rotational method for allocating securities purchased in these offerings. Prices are averaged for aggregated trades.

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

                          DETERMINATION OF SHARE PRICE

As noted in the Prospectuses, the net asset value and offering price of each class of the Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 P.M. Eastern Time) during each day on which that Exchange is open for trading. As of the date of this SAI, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or

NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board. Short-term obligations maturing in less than 60 days from the date of acquisition will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. See "How Net Asset Value is Determined" in the Prospectus. The mortgage securities held in the Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the-counter market quotations are readily available. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by or under the direction of the Board. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors also are generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Investment Manager on that day.

The value of the foreign securities traded on exchanges outside the United States is based upon the price on the exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of the Fund's valuation). Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. The calculation of net asset value of the Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to the Fund or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time when the Fund's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board.

Foreign securities markets may close before the Fund determines its net asset value. European, Far Eastern or Latin American securities trading may not take place on all days on which the New York Stock Exchange is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the

New York Stock Exchange is not open. Consequently, the calculation of the Fund's respective net asset values may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the New York Stock Exchange will not be reflected in the Fund's net asset value unless the Investment Manager, under the supervision of the Fund's Board, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

In computing a class of the Fund's net asset value, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class
C. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

Orders received by dealers prior to the close of regular trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of regular trading on the Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific Time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectuses.

                             SHAREHOLDER INFORMATION

Certificates representing shares of the Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

The Trust reserves the right, if conditions exist, that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of the Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SHAREHOLDER SERVICES AND PRIVILEGES

For investors purchasing shares of the Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of the Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of the Fund will not be issued unless the shareholder requests them in writing.

Self-Employed and Corporate Retirement Plans

For self-employed individuals and corporate investors that wish to purchase shares of the Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Fund.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Trust. Employers who wish to use shares of the Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

Individual Retirement Accounts

Investors having earned income are eligible to purchase shares of the Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Fund). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Trust. An IRA using shares of the Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in
Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

Telephone Redemption and Exchange Privileges

As discussed in the Prospectuses, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectuses.

    (1) Telephone redemption and/or exchange instructions received in good order before the pricing of the Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 P.M. Eastern Time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, certain classes of shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

    (2) Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

    (3) ING Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Fund's Prospectuses or herein.

    (4) Telephone redemption requests must meet the following conditions to be accepted by ING Funds:

        (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty (30) days.

        (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.

        (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed within a 30 day period.

        (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

        (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

    (5) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the ING Fund being acquired.

    (6) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectuses.

    (7) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

    (8) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the ING Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

    (9) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Fund's then-current prospectuses.

    (10)Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

                                  DISTRIBUTIONS

As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of the Fund at the then-current net asset value, with no sales charge. The Fund's management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Fund automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of the Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash. If you may need access to your money at any point prior to the Guarantee Maturity Date or if you prefer to receive your distributions in cash, you should consider the appropriateness of investing in the Fund. Distributions or dividends in cash (instead of reinvesting them) will reduce the shareholder's Guaranteed Amount.

Systematic Withdrawal Plan

Systematic withdrawals may be made only during the Index Plus LargeCap Period. You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Class Q) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Class Q). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by the Fund.

During the period in which withdrawals are allowed, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 ($12,000 in the case of Class Q), whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of the Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

Exchanges

The Fund will allow exchanges to be made during the Index Plus LargeCap Period as described in the Prospectus. It is important to know that no exchanges into the Fund will be allowed during the Guarantee Period.

You may exchange shares for shares of the same class of any other ING Fund, except for Lexington Money Market Trust and ING Corporate Leaders Trust Fund, without paying an additional sales charge. A complete description of the manner in which shares may be exchanged appears in the Prospectus under "Shareholder Guide." The Fund will not permit exchanges in violation of any of the terms and conditions set forth in the Fund's Prospectuses or herein.

The following conditions must be met for all exchanges involving the Fund: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired Shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares"); (iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange;
(iv) except for exchanges into the ING Money Market Fund, the account value of the fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

The Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. The Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of ING to discourage and prevent frequent trading by shareholders among the Fund in response to market fluctuations. Accordingly, in order to maintain a stable asset base in the Fund and to reduce administrative expenses borne by the Fund, ING reserves the right to reject any exchange request.

                                   TAX STATUS

The following is only a limited discussion of certain additional tax considerations generally affecting the Fund. No attempt is made to present a detailed explanation of the tax treatment of the Fund and no explanation is provided with respect to the tax treatment of any shareholder. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

The Fund intends to elect to be taxed as a regulated investment company under Subchapter M of the Code. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Foreign Investments

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Taxes in Relation to the Financial Guarantee

Should it be necessary for MBIA to make a payment to the Fund, this payment will likely be considered a capital gain to the Fund. Such gain would have to be distributed except to the extent that it may be offset by any allowable capital losses.

                             PERFORMANCE INFORMATION

In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of the Fund with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the ING Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If the Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

Average Annual Total Return

Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over a period of one and five years (or, if less, up to the life of the Fund), calculated pursuant to the formula:
                                         n
                                 P(1 + T)  = ERV

Where:
P         = a hypothetical initial payment of $1,000
T         = an average annual total return
n         = the number of years
ERV       = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1 or 5 year period, at the end of such period (or fractional portion thereof).

The Fund may also from time to time include in such advertising a total return figure for its classes that is not calculated according to the formula set forth above. Specifically, the Fund may include performance for Class A that does not take into account payment of the applicable front-end sales load, or the Trust may include performance for Class B, C or Q that does not take into account the imposition of the applicable CDSC.

Reports and promotional literature may also contain the following information:
(i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which the Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of the Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Fund or other ING Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the ING Funds and individual stocks in the Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of the Fund or other industry specialists; (x) lists or statistics of certain of the Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of the Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

In addition, reports and promotional literature may contain information concerning the Investment Manager, the Sub-Advisers, ING Capital Corporation, LLC ("ING Capital"), ING Funds Services, LLC or affiliates of the Company, the Investment Manager, the Sub-Advisers, ING Capital or ING Funds Services, LLC including: (i) performance rankings of other funds managed by the Investment Manager or a Sub-Adviser, or the individuals employed by the Investment Manager or a Sub-Adviser who exercise responsibility for the day-to-day management of a fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds Services, LLC; (v) the past performance of other funds managed by the Investment Manager; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Manager.

                                  LEGAL COUNSEL

Legal matters for the Trust are passed upon by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.

                             REPORTS TO SHAREHOLDERS

The fiscal year of the Fund ends on May 31. The Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.